MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY                         ORGANIZATION                SERIES --- (IF APPLICABLE)
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
Franklin California Tax-Free Income        Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust         Massachusetts Business      Franklin California Insured Tax-Free Income Fund
                                           Trust                       Franklin California Intermediate-Term Tax-Free
                                                                        Income Fund
                                                                       Franklin California Limited-Term Tax-Free Income Fund
                                                                       Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund               Delaware Statutory Trust


Franklin Custodian Funds, Inc.             Maryland Corporation        Franklin Dynatech Fund
                                                                       Franklin Growth Fund
                                                                       Franklin Income Fund
                                                                       Franklin U.S. Government Securities Fund
                                                                       Franklin Utilities Fund


Franklin Federal Tax- Free Income Fund     California Corporation

Franklin Floating Rate Master Trust        Delaware Statutory Trust    Franklin Floating Rate Master Series

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INVESTMENT COMPANY                                ORGANIZATION         SERIES --- (IF APPLICABLE)
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Franklin Global Trust                      Delaware Statutory Trust    Fiduciary Large Capitalization Growth and Income Fund
                                                                       Fiduciary Small Capitalization Growth and Income Fund
                                                                       Franklin Global Real Estate Fund
                                                                       Franklin International Smaller Companies Growth Fund
                                                                       Franklin Templeton Core Fixed Income Fund
                                                                       Franklin Templeton Core Plus Fixed Income Fund
                                                                       Franklin Templeton Emerging Market Debt
                                                                        Opportunities Fund
                                                                       Franklin Templeton High Income Fund

Franklin Gold and Precious Metals Fund     Delaware Statutory Trust

Franklin High Income Trust                 Delaware Statutory Trust    Franklin High Income Fund

Franklin Investors Securities Trust        Massachusetts Business      Franklin Adjustable U.S. Government Securities Fund
                                           Trust                       Franklin Balanced Fund
                                                                       Franklin Convertible Securities Fund
                                                                       Franklin Equity Income Fund
                                                                       Franklin Floating Rate Daily Access Fund
                                                                       Franklin Limited Maturity U.S. Govt Securities Fund
                                                                       Franklin Low Duration Total Return Fund
                                                                       Franklin Real Return Fund
                                                                       Franklin Total Return Fund

Franklin Managed Trust                     Delaware Statutory Trust    Franklin Rising Dividends Fund

Franklin Money Fund                        California Corporation

Franklin Municipal Securities Trust        Delaware Statutory Trust    Franklin California High Yield Municipal Fund
                                                                       Franklin Tennessee Municipal Bond Fund

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INVESTMENT COMPANY                         ORGANIZATION                SERIES --- (IF APPLICABLE)
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Franklin Mutual Series Fund Inc.           Maryland Corporation        Mutual Beacon Fund
                                                                       Mutual Discovery Fund
                                                                       Mutual European Fund
                                                                       Mutual Financial Services Fund
                                                                       Mutual Qualified Fund
                                                                       Mutual Shares Fund

Franklin New York Tax-Free Income Fund     Delaware Statutory Trust

Franklin New York Tax-Free Trust           Massachusetts Business      Franklin New York Insured Tax-Free Income Fund
                                           Trust                       Franklin New York Intermediate-Term Tax-Free Income
                                                                       Fund
                                                                       Franklin New York Limited-Term Tax-Free Income
                                                                        Fund
                                                                       Franklin New York Tax-Exempt Money Fund

Franklin Real Estate Securities Trust      Delaware Statutory Trust    Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio      Delaware Statutory Trust

Franklin Strategic Series                  Delaware Statutory Trust    Franklin Aggressive Growth Fund
                                                                       Franklin Biotechnology Discovery Fund
                                                                       Franklin Flex Cap Growth Fund
                                                                       Franklin Global Communications Fund
                                                                       Franklin Global Health Care Fund
                                                                       Franklin Natural Resources Fund
                                                                       Franklin Small-Mid Cap Growth Fund
                                                                       Franklin Small Cap Growth Fund II
                                                                       Franklin Strategic Income Fund
                                                                       Franklin Technology Fund
                                                                       Franklin U.S. Long-Short Fund
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INVESTMENT COMPANY                         ORGANIZATION                SERIES --- (IF APPLICABLE)

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Franklin Tax-Exempt Money Fund             California Corporation

Franklin Tax-Free Trust                    Delaware Statutory Trust    Franklin Alabama Tax-Free Income Fund
                                                                       Franklin Arizona Tax-Free Income Fund
                                                                       Franklin Colorado Tax-Free Income Fund
                                                                       Franklin Connecticut Tax-Free Income Fund
                                                                       Franklin Double Tax-Free Income Fund
                                                                       Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                                       Franklin Federal Limited-Term Tax-Free Income Fund
                                                                       Franklin Florida Insured Tax-Free Income Fund
                                                                       Franklin Florida Tax-Free Income Fund
                                                                       Franklin Georgia Tax-Free Income Fund
                                                                       Franklin High Yield Tax-Free Income Fund
                                                                       Franklin Insured Tax-Free Income Fund
                                                                       Franklin Kentucky Tax-Free Income Fund
                                                                       Franklin Louisiana Tax-Free Income Fund
                                                                       Franklin Maryland Tax-Free Income Fund
                                                                       Franklin Massachusetts Insured Tax-Free Income Fund
                                                                       Franklin Michigan Insured Tax-Free Income Fund
                                                                       Franklin Minnesota Insured  Tax-Free Income Fund
                                                                       Franklin Missouri Tax-Free Income Fund
                                                                       Franklin New Jersey Tax-Free Income Fund
                                                                       Franklin North Carolina Tax-Free Income Fund
                                                                       Franklin Ohio Insured Tax-Free Income Fund
                                                                       Franklin Pennsylvania Tax-Free Income Fund
                                                                       Franklin Virginia Tax-Free Income Fund

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INVESTMENT COMPANY                         ORGANIZATION                SERIES --- (IF APPLICABLE)

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Franklin Templeton Fund Allocator Series   Delaware Statutory Trust    Franklin Templeton Conservative Target Fund
                                                                       Franklin Templeton Corefolio Allocation Fund
                                                                       Franklin Templeton Founding Funds Allocation Fund
                                                                       Franklin Templeton Growth Target Fund
                                                                       Franklin Templeton Moderate Target Fund
                                                                       Franklin Templeton Perspectives Allocation Fund
                                                                       Franklin Templeton 2015 Retirement Target Fund
                                                                       Franklin Templeton 2025 Retirement Target Fund
                                                                       Franklin Templeton 2035 Retirement Target Fund
                                                                       Franklin Templeton 2045 Retirement Target Fund

Franklin Templeton Money Fund Trust        Delaware Statutory Trust    Franklin Templeton Money Fund

Franklin Templeton Variable Insurance      Delaware Statutory Trust    Franklin Flex Cap Growth Securities Fund
Products Trust                                                         Franklin Global Communications Securities Fund
                                                                       Franklin  Global  Real  Estate   Securities  Fund
                                                                       Franklin  Growth  and  Income Securities Fund
                                                                       Franklin High Income  Securities Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin  Large  Cap  Growth  Securities  Fund
                                                                       Franklin  Large  Cap Value Securities Fund
                                                                       Franklin Money Market Fund
                                                                       Franklin Rising Dividends  Securities Fund
                                                                       Franklin  Small-Mid  Cap Growth  Securities  Fund
                                                                       Franklin  Small Cap Value Securities Fund
                                                                       Franklin Strategic Income Securities Fund
                                                                       Franklin Templeton VIP Founding Funds Allocation Fund
                                                                       Franklin U.S. Government Fund
                                                                       Franklin Zero Coupon Fund - 2010
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities Fund
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INVESTMENT COMPANY                         ORGANIZATION                SERIES --- (IF APPLICABLE)

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Franklin Value Investors Trust             Massachusetts Business      Franklin All Cap Value Fund
                                           Trust                       Franklin Balance Sheet Investment Fund
                                                                       Franklin Large Cap Value Fund
                                                                       Franklin MicroCap Value Fund
                                                                       Franklin MidCap Value Fund
                                                                       Franklin Small Cap Value Fund


Institutional Fiduciary Trust              Massachusetts Business      Franklin Cash Reserves Fund
                                           Trust                       Money Market Portfolio

The Money Market Portfolios                Delaware Statutory Trust    The Money Market Portfolio

Templeton Global Investment Trust          Delaware Statutory Trust    Templeton Income Fund


CLOSED END FUNDS:

Franklin Mutual Recovery Fund              Delaware Statutory Trust

Franklin Templeton Limited Duration        Delaware Statutory Trust
Income Trust

Franklin Universal Trust                   Massachusetts Business
                                           Trust
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